SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report (Date of earliest
                                event reported):

                               September 13, 2002

                                    Dice Inc.
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             (Exact name of registrant as specified in its charter)




                           Delaware 0-25107 13-3899472
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     (State or Other Jurisdiction (Commission File Number) (I.R.S. Employer
                    of Incorporation) Identification Number)


                     3 Park Avenue, New York, New York 10016
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               (Address of principal executive offices) (zip code)


                                 (212) 725 6550
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              (Registrant's telephone number, including area code)

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ITEM 7. EXHIBITS.

Exhibit
Number            Description

99.1              Press Release dated September 13, 2002.
99.2              Letter of Resignation
99.3              Letter of Resignation

ITEM 9.  Regulation FD Disclosure.

On September 13, 2002, the Company issued a press release announcing that Mr. Scot W. Melland has been elected Chairman of the Board of the Registrant's Board of Directors. The Company also announced that Mr. Jack Hidary and Mr. Murray Hidary resigned from the Company's Board of Directors pursuant to letters dated September 12, 2002. To the Company's knowledge, neither of these directors resigned as a result of disagreement with the Company or its Board of Directors on any matter relating to Company operations, policies or practices.

Copies of the press release and the letters of resignation are filed as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         DICE INC.



                                        By:/s/ Brian P. Campbell
                                           -------------------------------------
                                           Name:   Brian P. Campbell, Esq.
                                           Title:  Vice President and General
                                                     Counsel



Dated: September 16, 2002